UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2022

ZEROFOX HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39722	98-1557361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1834 S. Charles Street Baltimore, Maryland	21230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 936-9369

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ZFOX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ZFOXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANTORY NOTE

This Amendment No. 1 on Form 8-K (“Amendment No. 1”) amends the Current Report on Form 8-K of ZeroFox Holdings, Inc., a Delaware corporation (the “Company”), filed on August 9, 2022 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

The Company is filing this Amendment No. 1 to include the following:

1.	Unaudited condensed consolidated financial statements of ZeroFox, Inc., a Delaware corporation, as of July 31, 2022, and for the six months ended July 31, 2022 and 2021, as Exhibit 99.1;

2.	Management’s discussion and analysis of financial condition and results of operations for ZeroFox, Inc. for the six months ended July 31, 2022, as Exhibit 99.2; and

3.	Unaudited pro forma condensed combined financial information as of and for the six months ended July 31, 2022, and the year ended January 31, 2022, as Exhibit 99.3.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported or incorporated by reference in or filed with the Original Report is hereby incorporated by reference in this Amendment No. 1. Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited condensed consolidated financial statements of ZeroFox, Inc., a Delaware corporation, as of July 31, 2022, and for the six months ended July 31, 2022 and 2021 are attached as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information as of and for the six months ended July 31, 2022, and for the year ended January 31, 2022, is set forth on Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited condensed consolidated financial statements of ZeroFox, Inc. as of July 31, 2022, and for the six months ended July 31, 2022, and 2021.

99.2	Management’s discussion and analysis of financial condition and results of operations of ZeroFox, Inc. for the six months ended July 31, 2022.

99.3	Unaudited pro forma financial information as of and for the six months ended July 31, 2022, and the year ended January 31, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEROFOX HOLDINGS, INC.

Date: September 12, 2022	By:	/s/ Timothy S. Bender
Name: Timothy S. Bender
Title: Chief Financial Officer

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